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EXHIBIT 32.1


 THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER'S QUARTERLY REPORT ON FORM
   10-Q AND IS NOT FILED, AS PROVIDED IN ITEM 601(b)(32)(ii) OF REGULATION SK
             PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION.

           CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED
                                  PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Choice One Communications Inc. (the "Company") on Form 10-Q (the "Report") for the three months ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, we, Steve M. Dubnik, Chief Executive Officer, and Ajay Sabherwal, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                /s/ Steve M. Dubnik
            ------------------------
            Steve M. Dubnik
            Chief Executive Officer
            November 13, 2003

                /s/ Ajay Sabherwal
            ------------------------
            Ajay Sabherwal
            Chief Financial Officer
            November 13, 2003

A signed original of this written statement required by Section 906 has been provided to Choice One Communications Inc. and will be retained by them and furnished to the Securities and Exchange Commission or its staff upon request.